Exhibit 10.2

EXECUTION VERSION

LIMITED WAIVER AND TWELFTH AMENDMENT

TO

CREDIT AGREEMENT

dated as of November 1, 2016

among

Memorial Production Operating LLC,

as Borrower,

The Guarantors Party Hereto,

Wells Fargo Bank, National Association,

as Administrative Agent,

JPMorgan Chase Bank, N.A.,

as Syndication Agent,

Royal Bank of Canada, Citizens Bank, N.A., MUFG Union Bank, N.A. f/k/a Union Bank, N.A.,

and

Comerica Bank,

as Co-Documentation Agents,

and

The Lenders Party Hereto

Wells Fargo Securities, LLC and J.P. Morgan Securities LLC

Co-Lead Arrangers and Joint Bookrunners

LIMITED WAIVER AND TWELFTH AMENDMENT TO CREDIT AGREEMENT

This Limited Waiver and Twelfth Amendment to Credit Agreement (this “Waiver”), dated as of November 1, 2016 (the “Waiver Effective Date”), is among Memorial Production Operating LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”); Memorial Production Partners LP, a limited partnership formed under the laws of the State of Delaware (the “Parent”); each of the other undersigned guarantors (together with the Borrower and the Parent, collectively, the “Loan Parties”); each of the Lenders that is a signatory hereto (each, a “Consenting Lender” and, collectively, the “Consenting Lenders”); and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A. The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of December 14, 2011 (as amended, restated, amended and restated supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to, and on behalf of, the Borrower.

B. Pursuant to the terms and provisions of the Parent’s 7 5/8% Senior Notes due 2021 (such Senior Notes, the “2021 Notes”), the Parent and Memorial Production Finance Corporation (collectively, the “Issuers”) are obligated to pay interest semi-annually on May 1 and November 1 of each year (the payment due November 1, 2016, the “November 2016 Interest Payment”).

C. In the event the Issuers fail to make the November 2016 Interest Payment, such failure shall result in an automatic Event of Default under Section 10.01(f) of the Credit Agreement and a Default under Section 10.01(e) and Section 10.01(g)(ii) of the Credit Agreement (such prospective Event of Default and prospective Default are referred to herein, collectively, as the “Prospective Defaults”).

D. The Borrower requests that the Lenders waive the Prospective Defaults.

E. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Waiver, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Waiver refer to the Credit Agreement.

Section 2. Limited Waiver. In reliance on the representations, warranties, covenants and agreements contained in this Waiver, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, effective as of the Waiver Effective Date, each of the Administrative Agent, the Issuing Bank and the Consenting Lenders, for itself and the other Secured Parties, hereby waives the Prospective Defaults (such waiver, the “Limited Waiver”) until the Waiver Period (as defined below) ends in accordance with the terms hereof.

Section 3. Covenants of the Borrower and the other Loan Parties. Notwithstanding anything to the contrary contained in the Credit Agreement, during the period commencing on the Waiver Effective Date and ending on November 30, 2016 at 5:00 pm, New York City time (such period, the “Waiver Period”), the Borrower and each Loan Party covenants and agrees with the Lenders that:

(a) Mandatory Prepayment. If any Loan Party receives any net cash proceeds (1) during the Waiver Period or (2) in connection with any Disposition (as defined below) entered into, committed to or consummated prior to or during the Waiver Period, in each case, from (i) any sale or other disposition of any of its notes receivable or accounts receivable made in accordance with Section 9.10 of the Credit Agreement, (ii) the consummation, whether in a single transaction or a series of transactions, of any sale, assignment, farm-out, conveyance or other transfer of any Property made in accordance with Section 9.12 of the Credit Agreement (other than to the extent permitted by clause (a) of Section 9.12 of the Credit Agreement) or (iii) any Swap Liquidation in respect of commodities made in accordance with clause (d) of Section 9.18 of the Credit Agreement (other than any Swap Liquidation (including in respect of the Liquidation of any transaction thereunder) of the Swap Agreement between the Borrower and Shell Trading Risk Management LLC) (the transactions contemplated by the foregoing clauses (i), (ii) and (iii), “Dispositions”), in each case, the Borrower shall (x) prepay, without duplication of any other prepayment required under the Credit Agreement (including in connection with any Borrowing Base Deficiency), an aggregate principal amount of outstanding Borrowings equal to 100% of such net cash proceeds immediately upon any Loan Party’s receipt of such net cash proceeds and (y) reduce the Aggregate Elected Commitment Amounts (ratably among the Lenders in accordance with each Lender’s Applicable Percentage) by the amount of such prepayment; provided, that the foregoing shall not require any prepayment in connection with a Swap Liquidation to the extent that upon any such Liquidation, the Liquidated Swap Agreement (or transaction thereunder) is replaced, in a substantially contemporaneous transaction, with one or more Swap Agreements or transactions with approximately the same mark-to-market value and without the receipt by any Loan Party of any net cash proceeds as a result thereof. Notwithstanding anything to the contrary in Sections 9.10, 9.12 or 9.18 of the Credit Agreement to the contrary, the Loan Parties agree that 100% of the aggregate consideration received in respect of any sale, disposition or Swap Liquidation permitted by such Sections shall consist of cash or Cash Equivalents. For the avoidance of doubt, prepayment obligations arising under this clause (a) shall survive in respect of any Disposition committed to or consummated during the Waiver Period for which the net cash proceeds in respect thereof are not received until after the expiration of the Waiver Period.

(b) Information. The Parent will deliver to the Administrative Agent and each Lender, no later than 5:00 p.m., New York City time, on each Wednesday (i) commencing November 9, 2016, a report showing actual receipts and disbursements through Friday of the prior week, and a reconciliation of actual expenditures and disbursements with those set forth in the Budget (as defined below), on a line by line basis showing any variance to the proposed corresponding line item of the 13-week cash flow forecast delivered to the Administrative Agent on the Waiver Effective Date (the “Budget”), which report and reconciliation shall be in form and substance reasonably satisfactory to the Administrative Agent, (ii) commencing November 9, 2016, an updated rolling 13-week cash flow forecast of the Parent and its Subsidiaries substantially in the same form as the Budget, (iii) commencing November 2, 2016, a report showing the aging of accounts payable and accounts receivable through Friday of the prior week and (iv) commencing November 2, 2016, a report showing the cash balance as of the prior Friday in each deposit account, securities account and commodity account held by each Loan Party and each Subsidiary of a Loan Party.

(c) Debt. No Loan Party will incur, create, assume or suffer to exist any Debt other than to the extent permitted by clauses (a), (b), (d) (so long as the Administrative Agent receives prior written notice if any such Debt exceeds $250,000 individually or $1,000,000 in the aggregate during the Waiver Period), (e), (f) (solely in respect of interest accrued in respect of Permitted Senior Unsecured Notes issued as of the date hereof and any guarantees in respect thereof (including any guarantees of obligations that are increased as a result of such accrued interest) in existence on the Waiver Effective Date), and (h) of Section 9.02 of the Credit Agreement. For clarification purposes, the foregoing shall not prohibit any Debt incurred, created, assumed or in existence prior to the Waiver Effective Date.

(d) Liens. No Loan Party will create, incur, assume or permit any Liens on any of their respective Properties (now owned or hereafter acquired) other than to the extent permitted by clauses (a) and (b) of Section 9.03 of the Credit Agreement. For clarification purposes, the foregoing shall not prohibit any Liens created, incurred, assumed or in existence prior to the Waiver Effective Date.

(e) Dividends, Distributions and Repayment of Permitted Additional Debt.

(i) No Loan Party will declare or make, or agree to pay or make, directly or indirectly, any Restricted Payments, return any capital to its stockholders or make any distribution of its Property to its Equity Interest holders other than to the extent permitted by subclause Section 9.04(a)(ii) of the Credit Agreement.

(ii) No Loan Party will call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) any Debt.

(f) Investments and Loans. No Loan Party will make or permit to remain outstanding any Investments in or to any Person or any loans made between the Parent and Borrower or any intercompany loans other than to the extent permitted by clauses (b), (c), (d), (e), (f), (g)(i), (g)(ii) and (g)(iv) (solely in respect of cash collateral in an aggregate amount not to exceed $600,000 released in connection with any surety or bond arrangements in existence on the Waiver Effective Date and deposited into an account held by MEMP S-1, Inc. or MEMP S-2, Inc.) of Section 9.05 of the Credit Agreement. For clarification purposes, the foregoing shall not prohibit any Investments made prior to the Waiver Effective Date.

(g) Limitation on Leases. No Loan Party will create, incur or assume any obligation for the payment of rent or hire Property of any kind whatsoever (real or personal but excluding (i) Capital Leases in existence on the Waiver Effective Date to the extent such Capital Leases do not go beyond the value and terms of the leased property, (ii) leases of Hydrocarbon Interests in the ordinary course of business and (iii) any lease entered into with the Port of Long Beach or entered into in respect of the current company headquarters, in each case, in the ordinary course of business) under leases or lease agreements. For clarification purposes, the foregoing shall not prohibit any such obligation created, incurred or assumed prior to the Waiver Effective Date.

(h) Mergers, Etc. No Loan Party will merge into or with or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, other than the merger or consolidation of any Loan Party or non-Loan Party into a Loan Party so long as (i) no Default has occurred and is continuing and (ii) the Loan Party is the surviving Person (or, in the case of any merger or consolidation involving the Borrower, the Borrower is the surviving Person); provided, that the Borrower shall give prior written notice to the Administrative Agent of any such merger or consolidation.

(i) Sale and Leasebacks. No Loan Party will enter into any sale and leaseback any Property.

(j) Transactions with Affiliates. No Loan Party will enter into any transaction, including without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate (other than the Loan Parties) other than (i) to the extent permitted by clauses (a) (to the extent approved by the board of directors (or comparable governing body) of the General Partner) and in effect on the Waiver Effective Date) and (b) (in the case of compensation arrangements for directors and officers, to the extent approved by the board of directors (or comparable governing body) of the General Partner) and in effect on the Waiver Effective Date) of Section 9.14 of the Credit Agreement and (ii) in connection with any “key employee retention plan” or any “key employee incentive program” (to the extent approved by the board of directors (or comparable governing body) of the General Partner) and in effect on the Waiver Effective Date).

(k) Subsidiaries. No Loan Party will create or acquire any additional subsidiary other than to the extent permitted by Section 9.15 of the Credit Agreement and shall give prior written notice to the Administrative Agent at least two Business Days prior to the creation or acquisition thereof.

(l) Successors and Assignments. The Borrower shall not have any consent rights under Section 12.04(b) of the Credit Agreement.

(m) Expenses. The Borrower shall pay each Lender’s reasonable and documented out-of-pocket fees and expenses incurred prior to the Waiver Effective Date in connection with the Eleventh Amendment, October 2016 Borrowing Base Redetermination and this Waiver, in an aggregate amount not to exceed $100,000 for all such Lenders, within three Business Days of receipt of an invoice from such Lender.

Section 4. Amendment as of the Waiver Effective Date. In reliance on the representations, warranties, covenants and agreements contained in this Waiver, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended effective as of the Waiver Effective Date in the manner provided in this Section 4.

4.1 Amendment to Section 8.13 of the Credit Agreement. Section 8.13 of the Credit Agreement is hereby amended by deleting each reference therein to “90%” and inserting in lieu thereof in each instance a reference to “95% (or such lesser amount agreed to by the Administrative Agent in its sole discretion, which lesser amount shall not be less than 92%)”.

Section 5. Conditions Precedent to this Waiver. The effectiveness of the Limited Waiver contained in Section 2 hereof and effectiveness of the amendment contained in Section 4 hereof are subject to the following:

(a) The Administrative Agent shall have received counterparts of this Waiver from the Loan Parties and the Majority Lenders.

(b) All fees and expenses incurred prior to the Waiver Effective Date in connection with the preparation, negotiation, execution and delivery of this Waiver due and owing to Linklaters LLP, Opportune LLP and Vinson & Elkins LLP invoiced prior to the Waiver Effective Date shall have been paid or reimbursed by the Borrower.

(c) No Default (other than the Prospective Defaults), Event of Default (other than the Prospective Defaults) or Borrowing Base Deficiency shall exist immediately prior to or after giving effect to this Waiver.

(d) The Administrative Agent shall have received a copy of the Budget in form and substance reasonably satisfactory to the Administrative Agent.

The Administrative Agent shall notify the Borrower and the Lenders of the effectiveness of this Waiver, and such notice shall be conclusive and binding.

Section 6. Post-Closing Covenant regarding Mortgages. In addition to the requirements set forth in Section 8.14 of the Credit Agreement, in connection with each redetermination of the Borrowing Base from and including the Waiver Effective Date until the Maturity Date, the Borrower shall review the Reserve Report and the list of current Mortgaged Properties (as described in Section 8.12(c)(vi)) to ascertain whether the Mortgaged Properties represent at least 95% (or such lesser amount agreed to by the Administrative Agent in its sole discretion, which lesser amount shall not be less than 92%) of the total value of the Oil and Gas Properties evaluated in the most recently completed Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production. In the event that the Mortgaged Properties do not represent at least 95% (or such lesser amount agreed to by the Administrative Agent in its sole discretion, which lesser amount shall not be less than 92%) of such total value, then the Borrower shall, and shall cause the other Loan Parties to, prior to the expiration of the Waiver Period, grant to the Administrative Agent as security for the Indebtedness a first-priority Lien interest (provided that Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof may exist, but subject to the provisos at the end of such definition) on additional Oil and Gas Properties of the Loan Parties not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Mortgaged Properties will represent at least 95% (or such lesser amount agreed to by the Administrative Agent in its sole discretion, which lesser amount shall not be less than 92%) of such total value. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Administrative Agent and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes.

Section 7. Representations and Warranties; Etc. Each Loan Party hereby affirms, subject to the Prospective Defaults: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Document to which such Loan Party is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date and except to the extent that any such representation and warranty is qualified by materiality, in which case such representation and warranty shall continue to be true and correct in all respects), (b) no Defaults exist under the Loan Documents or will, after giving effect to this Waiver, exist under the Loan Documents and (c) no Material Adverse Effect has occurred.

Section 8. Miscellaneous.

8.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended and modified by this Waiver) shall remain in full force and effect in accordance with its terms following the effectiveness of this Waiver. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended and modified hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended and modified hereby. This Waiver is a Loan Document for all purposes under the Loan Documents.

8.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Waiver, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended and modified hereby, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended and modified hereby, (d) ratifies and affirms all Liens granted by it pursuant to the Loan Documents to secure the Indebtedness (except to the extent that such Liens have been released in accordance with the Loan Documents) and (e) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended and modified hereby, remains in full force and effect with respect to the Indebtedness.

8.3 Counterparts. This Waiver may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Waiver by facsimile or electronic (e.g., pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

8.4 No Oral Agreement. This written Waiver, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no unwritten oral agreements between the parties.

8.5 Governing Law. This Waiver (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

8.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Waiver, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

8.7 Severability. Any provision of this Waiver which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.8 Successors and Assigns. This Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8.9 Release. EACH OF THE LOAN PARTIES, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASING PARTIES”), HEREBY ACKNOWLEDGES AND STIPULATES THAT AS OF THE DATE OF THIS WAIVER, NONE OF THE RELEASING PARTIES HAS ANY CLAIMS, CAUSES OF ACTION, DEMANDS OR LIABILITIES OF ANY KIND WHATSOEVER, WHETHER DIRECT OR INDIRECT, FIXED OR CONTINGENT, LIQUIDATED OR UNLIQUIDATED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, AGAINST, OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE INDEBTEDNESS OR ANY LIENS OR SECURITY INTERESTS OF, IN EACH CASE WHICH ARISE OUT OF OR ARE RELATED TO THE INDEBTEDNESS OR ANY OF THE LOAN DOCUMENTS (EACH, A “RELEASED CLAIM”), THE ADMINISTRATIVE AGENT, THE ISSUING BANK, THE OTHER SECURED PARTIES OR ANY OF THEIR AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, OR REPRESENTATIVES, OR AGAINST ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASED PARTIES”). IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF THE ADMINISTRATIVE AGENT AND THE LENDERS PARTY HERETO TO ENTER INTO THIS WAIVER, EACH OF THE RELEASING PARTIES HEREBY UNCONDITIONALLY WAIVES AND FULLY AND FOREVER RELEASES, REMISES, DISCHARGES AND HOLDS HARMLESS THE RELEASED PARTIES FROM ANY AND ALL RELEASED CLAIMS, WHICH ANY OF THE RELEASING PARTIES HAS OR MAY ACQUIRE IN THE FUTURE RELATING IN ANY WAY TO ANY EVENT, CIRCUMSTANCE, ACTION OR FAILURE TO ACT AT ANY TIME ON OR PRIOR TO THE WAIVER EFFECTIVE DATE, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE, AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO. THIS PARAGRAPH IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE RELEASED PARTIES BY THE RELEASING PARTIES AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed effective as of the date first written above.

BORROWER:	MEMORIAL PRODUCTION OPERATING LLC, a Delaware limited liability company

	By:	Memorial Production Partners LP, its sole member

	By:	Memorial Production Partners GP LLC, its general partner

		By:	/s/ Robert L. Stillwell, Jr.
		Name:	Robert L. Stillwell, Jr.
		Title:	Chief Financial Officer

GUARANTORS:	MEMORIAL PRODUCTION PARTNERS LP, a Delaware limited partnership

	By:	Memorial Production Partners GP LLC, its general partner

		By:	/s/ Robert L. Stillwell, Jr.
		Name:	Robert L. Stillwell, Jr.
		Title:	Chief Financial Officer

COLUMBUS ENERGY, LLC, a Delaware limited liability company

	By:	Memorial Production Operating LLC, its sole member

	By:	Memorial Production Partners LP, its sole member

	By:	Memorial Production Partners GP LLC, its general partner

		By:	/s/ Robert L. Stillwell, Jr.
		Name:	Robert L. Stillwell, Jr.
		Title:	Chief Financial Officer

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

WHT ENERGY PARTNERS LLC, a Delaware limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

RISE ENERGY OPERATING, LLC, a Delaware limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

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MEMORIAL PRODUCTION OPERATING LLC]

RISE ENERGY MINERALS, LLC, a Delaware limited liability company

By:	Rise Energy Operating, LLC, its sole member

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

RISE ENERGY BETA, LLC, a Delaware limited liability company

By:	Rise Energy Operating, LLC, its sole member

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

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MEMORIAL PRODUCTION OPERATING LLC]

MEMORIAL PRODUCTION FINANCE CORPORATION, a Delaware corporation

By:	/s/ Robert L. Stillwell, Jr.
Name: Robert L. Stillwell, Jr.
Title: Chief Financial Officer

WHT CARTHAGE LLC, a Delaware limited liability company

By:	WHT Energy Partners LLC, its sole member

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

MEMORIAL ENERGY SERVICES LLC, a Delaware limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

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MEMORIAL PRODUCTION OPERATING LLC]

MEMORIAL MIDSTREAM LLC, a Texas limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

SAN PEDRO BAY PIPELINE COMPANY, a California corporation

By:	/s/ Robert L. Stillwell, Jr.
Name:	Robert L. Stillwell, Jr.
Title:	Chief Financial Officer

MEMP SERVICES LLC, a Delaware limited liability company

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

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MEMORIAL PRODUCTION OPERATING LLC]

BETA OPERATING COMPANY, LLC, a Delaware limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Chief Financial Officer

MEMORIAL PRODUCTION PARTNERS GP LLC, a Delaware limited liability company

By:	/s/ Robert L. Stillwell, Jr.
Name:	Robert L. Stillwell, Jr.
Title:	Chief Financial Officer

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MEMORIAL PRODUCTION OPERATING LLC]

ADMINISTRATIVE AGENT AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Bryan McDavid
Name: Bryan McDavid
Title: Director

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MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	ASSOCIATED BANK, N.A., as a Lender

	By:	/s/ Alison K. Tregilgas
Name: Alison K. Tregilgas
Title: Senior Vice President

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MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	BARCLAYS BANK PLC, as a Lender

	By:	/s/ Sean Duggan
Name: Sean Duggan
Title: Assistant Vice President

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MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	BRANCH BANKING AND TRUST COMPANY, as a Lender

	By:	/s/ Robert Kret
Name: Robert Kret
Title: AVP

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MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	BMO HARRIS BANK, N.A., as a Lender

	By:	/s/ James V. Ducote
Name: James V. Ducote
Title: Managing Director

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MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CADENCE BANK, N.A., as a Lender

	By:	/s/ Anthony Blanco
Name: Anthony Blanco
Title: Vice President

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MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

	By:	/s/ Charles D. Mulkeen
Name: Charles D. Mulkeen
Title: Executive Director

[SIGNATURE PAGE TO LIMITED WAIVER TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Daryl Stafford
Name: Daryl Stafford
Title: Vice President

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MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CARGILL, INCORPORATED, as a Lender

	By:	/s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Authorized Signer

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LENDER:	CITIBANK, N.A., as a Lender

	By:	/s/ Peter T. Baumann
Name: Peter T. Baumann
Title: Managing Director

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MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	COMERICA BANK., as a Lender

	By:	/s/ Chad Stephenson
Name: Chad Stephenson
Title: Vice President

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MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

	By:	/s/ Yuriy A. Tsyganov
Name: Yuriy A. Tsyganov
Title: Director

	By:	/s/ Kathleen Sweeney
Name: Kathleen Sweeney
Title: Managing Director

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LENDER:	GOLDMAN SACHS BANK USA, as a Lender

	By:	/s/ Mehmet Barlas
Name: Mehmet Barlas
Title: Authorized Signatory

[SIGNATURE PAGE TO LIMITED WAIVER TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	ING CAPITAL LLC, as a Lender

	By:	/s/ Josh Strong
Name: Josh Strong
Title: Director

	By:	/s/ Charles Hall
Name: Charles Hall
Title: Managing Director

[SIGNATURE PAGE TO LIMITED WAIVER TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ Theresa M. Benson
Name: Theresa M. Benson
Title: Authorized Officer

[SIGNATURE PAGE TO LIMITED WAIVER TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A., as a Lender

	By:	/s/ Paul E. Cornell
Name: Paul E. Cornell
Title: Managing Director

[SIGNATURE PAGE TO LIMITED WAIVER TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	REGIONS BANK, as a Lender

	By:	/s/ Daniel G. Steele
Name: Daniel G. Steele
Title: Managing Director

[SIGNATURE PAGE TO LIMITED WAIVER TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	SANTANDER BANK, N.A. as a Lender

	By:	/s/ Aidan Lanigan
Name: Aidan Lanigan
Title: Senior Vice President

	By:	/s/ Puiki Lok
Name: Puiki Lok
Title: Vice President

[SIGNATURE PAGE TO LIMITED WAIVER TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	SUNTRUST BANK, as a Lender

	By:	/s/ William S. Krueger
Name: William S. Krueger
Title: First Vice President

[SIGNATURE PAGE TO LIMITED WAIVER TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	UBS AG, STAMFORD BRANCH, as a Lender

	By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

	By:	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director

[SIGNATURE PAGE TO LIMITED WAIVER TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Mike Warren
Name: Mike Warren
Title: Sr VP

[SIGNATURE PAGE TO LIMITED WAIVER TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CITIZENS BANK, N.A., as a Lender

	By:	/s/ David W. Stack
Name: David W. Stack
Title: Senior Vice President

[SIGNATURE PAGE TO LIMITED WAIVER TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	COMPASS BANK as a Lender

	By:	/s/ William H Douning
Name: William H Douning
Title: Sr. Vice President

[SIGNATURE PAGE TO LIMITED WAIVER TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	NATIXIS, NEW YORK BRANCH as a Lender

	By:	/s/ Vikram Nath
Name: Vikram Nath
Title: Vice President

	By:	/s/ Brice Le Foyer
Name: Brice Le Foyer
Title: Director

[SIGNATURE PAGE TO LIMITED WAIVER TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Mark Lumpkin, Jr.
Name: Mark Lumpkin, Jr.
Title: Authorized Signatory

[SIGNATURE PAGE TO LIMITED WAIVER TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]